EXHIBIT 10.24
           BONTEMPI MEDICAL CORPORATION/NATIONAL BOSTON MEDICAL, INC.
                           AND GERMIPHENE CORPORATION
                             DISTRIBUTION AGREEMENT

This document is an agreement, entered into on June 29th, 1998 by and between:

    BONTEMPI MEDICAL CORPORATION      -AND-        NATIONAL BOSTON MEDICAL, INC.
    9251 - 8 YONGE ST., SUITE 139                  43 TAUNTON GREEN
    RICHMOND HILL, ONTARIO   L4C 9T3               TAUNTON, MA 02780

                                      -AND-

                             GERMIPHENE CORPORATION
                                HIGHWAY # 2 EAST
                                  P.O. BOX 1748
                               BRANTFORD, ONTARIO   N3T 5V7

                                   WITNESSETH

Whereas, Germiphene wishes to market is PRODUCTS through the use of a distributor in United States and the Middle East; and

Whereas, Bontempi Medical Corporation/National Boston Medical, Inc. desires to purchase Germiphene's PRODUCTS under their private label and distribute and resale said product in the United States market and the Middle East market which includes United Arab Emirates, Saudi Arabia, Kuwait, Lebanon, Oman, Syria, Qatar, Yenen, Bahrain and Egypt; and

Whereas, the above two parties wish to enter into a distributorship agreement governing their relationship;

Now, Therefore, in consideration of the mutual terms and conditions set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                          1. Distribution and Territory

1.1 Germiphene hereby grants to Bontempi Medical Corporation/National Boston Medical, Inc. and Bontempi Medical Corporation/National Boston Medical, Inc. accepts, the sole exclusive distribution right, and privilege to sell, distribute and market the specific private label product(s) set forth in schedule 1 for the term of and pursuant to the conditions set out in this Agreement. Germiphene warrants that it has not granted to any other person, firm or corporation any right, privilege or ability to package, sell, or distribute any product outlined in this agreement or within the defined territory as outlined in section 1.2.

1.2 The territory that Bontempi Medical Corporation/National Boston Medical, Inc. has exclusives right to sell, market and distribute to, shall be the United States and the Middle East.

1.3 Bontempi Medical Corporation/National Boston Medical, Inc. agrees to purchase all Germiphene private label brand products from Germiphene Corporation during the life of this agreement.

                                   2. Product

2.1 The products which are covered in this agreement are set forth and attached hereto in Schedule 1. Both parties agree that Schedule 1 may be amended time to time by mutual written consent of both parties.

2.2 In addition, any new or improved product introduced in the marketplace by Germiphene that is a replacement or a product line extension of the product(s) outlined in schedule 1 shall be made available to Bontempi Medical Corporation/National Boston Medical, Inc. for resale, or on the same basis as the product covered in schedule 1.

                                   3. Pricing

3.1 The price at which Germiphene shall sell the product to Bontempi Medical Corporation/ National Boston Medical, Inc. shall be set forth and attached hereto in Schedule 2.

3.2 Prices set forth in schedule 2 are subject to change upon the anniversary date of the signed agreement. Volatility of the raw material cost incurred by Germiphene will be sufficient cause to adjust agreed upon pricing prior to a yearly basis.

                                4. Payment Terms

4.1 Germiphene's required payment terms and prepayment in United States dollars.

                                5. Shipping Terms

5.1 Shipping costs on all product orders shall be the responsibility of Bontempi Medical Corporation/ National Boston Medical, Inc.

                   6. Enforcement of the Rights and Trademark

6.1 Germiphene warrants, that to the best of its knowledge, it has the sole and exclusive right to use trademarks, emblems, designs, and other intellectual and industrial property associated with the products set forth in Sche3dule 1. Bontempi Medical Corporation/National Boston Medical, Inc.
acknowledges ownership of such property by the supplier.

                             7. Term and Termination

7.1 The term of this agreement shall be for a period of one (1) year commencing on the date of execution by both parties of this Agreement. Thereafter, this agreement shall continue for successive term of one (1) year each, unless and until terminated as set forth in section 7.2.

7.2 Notwithstanding the foregoing, this agreement may be terminated for cause at any time as follows:

A) In the event of default or material breach of the terms outlined in this agreement by either party, written notice may be given to the defaulting party. Thereafter, the defaulting party shall have thirty (30) days to clear up said breach. In the event that said breach has not been cured within said thirty (30) day period, this agreement shall terminate on the thirtieth (30th) day following the notice of default.

B) In the event of nationalization, expropriation, liquidation or bankruptcy of, or an assignment for the benefit of creditors of, or a declaration of insolvency by, either party.

                          8. Procedures on Termination

8.1 On the termination of this agreement, for whatever reason, Germiphene will continue to honor Bontempi Medical Corporation/National Boston Medical, Inc. existing order which are in the process of production and have been prepaid.

8.2 Within sixty (60) days of the cancelling of this agreement, Bontempi Medical Corporation/ National Boston Medical, Inc. will agree to purchase all product which is outlined in Schedule 1, that covers all orders which currently in the possession of Germiphene Corporation, unless otherwise requested by Germiphene.

                                  9. Warranties

9.1 Germiphene warrants that the product(s) outlined in schedule 1 will conform in the specification set forth on the label and as approved by HPB Canada (if applicable). Bontempi Medical Corporation/National Boston Medical, Inc. shall indemnify, exonerate and save harmless the supplier, its officers, agents judgments or recoveries resulting Bontempi Medical Corporation/National Boston Medical, Inc. to users of the products.

                                10. Private Label

10.1 Germiphene agrees to offer Bontempi Medical Corporation/National Boston Medical Inc. a private packaging program which will cover all products outlined under Schedule 1 for the exclusive distributorship in the United States and the Middle East.

                                11. Miscellaneous

11.1 Notices
Any notice required or permitted to be given under the terms of this agreement shall be in writing, shall be given manually or by mail or fax and shall be deemed sufficiently given if and when received by the party to be notified at its address set forth above.

11.2 Entire Agreement
This agreement, including exhibits, constitutes the entire agreement between the two parties and cancels and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to such subject matter.

                               12. Governing Laws

12.1 This agreement shall be governed by and construed in accordance with the laws of the providence of Ontario.

In witness whereof, the parties have executed this agreement by their duly authorized signature.

BONTEMPI MEDICAL CORPORATION/              GERMIPHENE CORPORATION
NATIONAL BOSTON MEDICAL, INC.

BY: /s/ Victorio Bianchi                   BY: /s/ Leslie Drake
---------------------------                  ---------------------------
TITLE: President                            TITLE: _____________________
DATE: June 30, 1998                         DATE: ______________________

                                   Schedule 1

Germiphene Corporation Catalogue

                                   Schedule 2

To Follow


GERMIPHENE PRODUCTS WITH FDA APPROVAL
ZAP TOPICAL ANESTHETIC GEL (with Benzocaine & Tetracine)
Pina Colada                                                      061508-0530-1
Bubblegum                                                        061508-0533-1
Cool Mint                                                        061508-0706-1
Strawberry Ice                                                   061508-0709-1

FLOAM NEUTRAL FOAM FLUORIDE
Apple Pie                                                        061508-1121
Strawberry                                                       061508-1114

60 SECOND GEL
Apple Cinnamon                                                   061508-0161
Bubblegum                                                        061508-0163
Grape                                                            061508-0165
Mint                                                             061508-0166
Orange Cream                                                     061508-0167

Gelstan                                                          061508-0001

OroClense 0.12% CHX Oral Rinse                                   061508-0010

HemaSeal-T                                                       061508-0250

Dye Spy                                                          061508-0090

Smile Medium Grit - Cherry                                       061508-0424-1

Vapophene Chemical Autocalve Sol                                 K9162879

Vortex Odyssey I Dental Water Unit                               K964796

ORONAF
Bubblegum                                                        061508-0293
Cherry                                                           061508-0294
Ice Mint                                                         061508-0296

ORNAF WEEKLY CHERRY
Cherry                                                           061508-0514

RINSE KITS
AquaStan             -Redberry                                   061508-0038-1
                     -Bubblegum                                  061508-0033-1
                     -Mint                                       061508-0036-1
AquaFlur             -Redberry                                   061508-0028-1
                     -Bubblegum                                  061508-0023-1
                     -Mint                                       061508-0026-1

PROCUTS BEING SOLD IN THE US WHICH DO NOT REQUIRE FDA APPROVAL
Gobble Evacuation System Cleaner

Gzyme Ultrasonic Cleaner
Gleam II Ulrasonic Cleaner
Perlident Prophy Jet Power
Geltrays
Marly Skin Guard
Genie Plus

PRODUCTS WHICH ARE CURRENTLY IN SUBMISSION FOR FDA APPROVAL
FLOAM TOPICAL FOAM FLUORIDE
Bublegum                                                         061508-1118
Orange Cream                                                     061508-1116

FLOAM NEUTRAL FOAM FLUORIDE
Cherry                                                           061508-1125

Gluterate 2% Glutaraldehyde
Glutxact 2% Glutaraldehyde

FLUORON
Bubblegum                                                        061508-0143-1
Cream Soda                                                       061508-0140-1
Mint                                                             061508-0146-1
Orange Cream                                                     061508-0147-1
Raspberry                                                        061508-0148-1
Strawberry                                                       061508-0149-1
Vanilla Pudding                                                  061508-0145-1

SMILE PROPHY PASTE
Fine Spearmint                                                   061508-0436-1
Medium Spearmint                                                 061508-0426-1
Coarse Spearmint                                                 061508-0416-1
Fine Bubblegum                                                   061508-0433-1

PRODUCTS UNDER CONSIDERATION FOR FDA SUBMISSION
Swipes Disinfecting Towellettes (70% Ethanol)
Germx Surface Disinfectant (70% Ethanol)
G-Nol Concentrate Dual Synthetic Phenol Solution
WonderJuice

FLOAM TOPICAL FOAM FLUORIDE
Bubblegum
Orange Cream

FLOAM NEUTRAL FOAM FLUORIDE
Cherry
Grape